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        SUPPLEMENT TO PROSPECTUS OF HARRIS ASSOCIATES INVESTMENT TRUST

                          THE OAKMARK SMALL CAP FUND

                              CLOSING OF THE FUND

  As of the close of business on June 20, 1997 The Oakmark Small Cap Fund (the "Fund") will be closed to purchases by new investors except as described below. The Fund has taken this step to facilitate management of the Fund's portfolio.

  If you are already a shareholder of the Fund in your own name or through an intermediary, you may continue to add to your account.

  In addition, you may exchange shares of another fund of the Trust or Oakmark Units for shares of the Fund as described in the prospectus under "How to Purchase Shares--By Exchange."

  The Trust reserves the right to re-open the Fund to new investors or to modify the extent to which the sale of shares is limited.

       Supplement Dated June 11, 1997 to Prospectus Dated March 1, 1997